Item 5.    Other Events

    Outback Steakhouse, Inc. (the "Company") announced that it expects earnings for the quarter ending March 31, 1997 to fall short of analysts' expectations of $0.40 to $.041 per share by ten to twelve percent by issuing a press release on March 20, 1997.

Item 7.    Financial Statements and Exhibits

Exhibit
Number        Description
[S]           [C]

99.1          Press release, dated March 20, 1997  (filed herewith)


                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  OUTBACK STEAKHOUSE, INC.



DATED:  March 21, 1997            By:/s/ Joseph J. Kadow
                                     Joseph J. Kadow, Vice President